RMB FUNDS

RMB Dividend Growth Fund
 Class I: RMBDX
Supplement dated December 20, 2019 to the
Summary Prospectus dated June 24, 2019

The following replaces the “Portfolio Managers” section on page 6 of the summary prospectus:

Portfolio Manager. The Fund is managed by Todd Griesbach, Senior Vice President of the Adviser. Mr. Griesbach has managed the Fund, including the Predecessor Fund, since November 2018.

Please retain this supplement for future reference.